UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 6, 2019 (February 3, 2019)

MJ BIOTECH, INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-54616	45-2282672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

                                              109 East 17th Street, Suite 80

Cheyenne, Wyoming  82001

(Address of principal executive offices, including zip code)

(561) 523-3830

(Registrant ’ s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 3, 2019, the Company executed a non-binding Letter of Intent to acquire an operating Hemp Extraction CBD operating company. The Letter of Intent was accepted by the current owners of the Hemp Extraction CBD operating company.

Closing as proposed in the Letter of Intent is subject to due diligence and regulatory approval.

Purchase Price:  $600,000.00

Anticipated closing: 90 days or sooner.

Purchase Price includes the following:

All licenses and permits issued by the State of California for the HEMP Extraction CBD which is currently producing one liter a week of CBD oil. (subject to approval by the regulating authorities of MJB or its nominee).

Item 9.01 Exhibits.

99.01  Letter of Intent (redacted)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MJ BIOTECH, INC

Dated February 6, 2019	By:	/s/ Maxine Pierson
Maxine Pierson
Chief Executive Officer